Texas Capital Value Funds, Inc.

Supplement to the Prospectus and Statement of Additional information dated January 31st, 1998.

Effective November 23rd, 1998:

The Prospectus and Statement of Additional Information has been modified to reflect a name change of the Blue Chip Value Portfolio. The Portfolio is now named Mid-Cap Focus Portfolio. The Board Approved the change on November 23, 1998


November 23, 1998

/s/ Brian T. Bares

Brian T. Bares
Secretary
Texas Capital Value Funds, Inc.